Message To SeedInvestors #4

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Hi << Test First Name >>,

We hope you had a restful Independence Day. Now that it's July we are deep into cooling season and homeowners are really starting to see the difference Smart Vents can make in their homes. Multiple times a week, we hear from a customer who is already seeing monthly reductions in their energy bills, while simultaneously improving the comfort of their homes. But NYSP2I already told us all that would be the case in their recent Smart Vent efficiency study.

Our pre-order campaign has only been up for a couple weeks but we have already sold 600 Smart Vent Systems! Still, we're not ones to rest on our laurels. Our marketing and creative teams are currently working on a few website changes and advertising experiments that focus on highlighting a Smart Vent System over individual vents. Our product is really an HVAC zoning system at a fraction of traditional zoning costs (often over $10,000). This new approach lays the groundwork for a future Keen Home Pro program, which we have been working on behind the scenes. More on that to come.

More success on the sales front: We're now in Best Buy! Ninety five stores throughout the U.S. and bestbuy.com now carry 4x10 Smart Vent System Starter Kits consisting of a single Smart Vent and a Smart Bridge for $109.99 with free shipping. To help would-be buyers find the store nearest them, we put together a map with every store location that carries starter kits. The map also includes Lowe's locations and viewers can filter by their preferred retailer. Note that Lowe's does not carry Starter Kits--only single Smart Vents.

Lastly, we're nearing the end of our SeedInvest filing process and may soon be taking official reservations for investment. During that time you would be able to pre-order shares in our company, so that as soon as the general round opens you'll already have secured own your very own piece of Keen Home. We've passed $15 million in indicated interest, so if you haven't done so already, please tell your friends about our campaign and encourage them to learn about our company.

Please help us spread the word on Twitter and Facebook!

If you ever have any questions please don't hesitate to reach out. We're just an email away.

Regards,
Nayeem

Co-Founder & CEO of Keen Home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required governmental or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

Keen Home
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Own a part of Keen Home. Learn how to invest in our company.



Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

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Keen Home
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We've raised more than $16,500,000 in indicated interest. Learn how to invest in our company.


KEEN
home

Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

SEEDINVEST.COM

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Keen Home
Sponsored ·

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What could you and Robert Herjavec have in common? Learn how to invest in Keen Home.


KEEN

Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

WWW.SEEDINVEST.COM

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Keen Home
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Want to invest like the Sharks on Shark Tank? Learn about investing in Keen Home.



Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

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Keen Home

Sponsored ·

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Your next great investment opportunity, backed by a Shark on Shark Tank. Learn about investing in Keen Home.



Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

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Keen Home

Sponsored ·

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We've raised more than $20,500,000 in indicated interest. There's still a chance to invest in us.


KEEN
home

Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

SEEDINVEST.COM

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Keen Home

Sponsored ·

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We've raised more than $20,500,000 in indicated interest. There's still a chance to invest in us.

KEEN home



Invest in Keen Home

Keen Home is "testing the waters" to gauge interest from potential investors. No money or other consideration is being solicited.

SEEDINVEST.COM

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Mid July 2016 Newsletter

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KEEN
home

Hi << Test First Name >>,

We hope you all had a great 4th of July!

Since you last heard from us a lot has happened in our world: Smart Vents are now available at Best Buy, we passed $15 million in interested investment for our equity crowdfunding campaign, and our team made a lot of progress on a hotly anticipated Smart Vent System integration. Our CTO also wrote a blog post on one of Keen Home's most interesting tools: our test home. Check it out below.

Better Than a Lab: Welcome to Our House





A year ago we did something kind of crazy: we rented an entire single family home in New Jersey for research. Since then, our engineering team has done some pretty incredible things with this house, from rigging it floor to ceiling with sensors, to using it as home-base for the 3rd party efficiency study we shared with you in the last newsletter. Read all about our reasons for renting a test home and the awesome experiments it has allowed us conduct.

Seed Invest Email 1

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Hi << Test First Name >>,

The subject of this email may seem odd, but we're completely serious: our team is currently exploring a way to give our community the ability to purchase a stake in Keen Home while we are still small. Historically, U.S. law permitted only wealthy individuals and venture capitalists to invest in startups, but last summer the Jumpstart Our Business Act (JOBS) Act passed. Now, every American has the ability to invest in early-stage private companies to take advantage of potentially exponential growth.

Ryan, Will, and I founded Keen Home three years ago to help homeowners live more comfortable and energy efficient lives. We have long been firm believers that great solutions come out of great ideas and the coalescence of feedback from the community a product is built for. It makes sense that our very own customers should have the opportunity to own a piece of the company that is building those solutions.

Learn More

New funding will help Keen Home with:

- New sales and marketing initiatives to increase brand/product awareness and increase revenue
- Product enhancements and more partner integrations
- Product extensions like new faceplate designs and different Smart Filter models
- Increasing manufacturing capacity to meet growing demand
- Future product development

This isn't an offer to invest (yet), but I do want to understand if you would be interested in participating. If there's broad interest, we may file official paperwork with the Securities and Exchange Commission (SEC) to pursue this new funding option that will let you own stock in Keen Home.

Click here to indicate your interest in investing in Keen Home.

Warm Regards,

Nayeem Hussain
CEO & Co-Founder, Keen Home

CEO & Co-Founder, Keen Home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

Nathaniel Padgett <nate@keenhome.io>

[Test] Want to invest in us like Robert Herjavec? Plus, we're back on Shark Tank!

Nate from Keen Home <contact@keenhome.io> Thu, Apr 28, 2016 at 6:34 PM
Reply-To: us8-ec3d389770-162ee7bacb@inbound.mailchimp.com
To: "<< Test First Name >>" <nate@keenhome.io>


KEEN
home

Hi << Test First Name >>,

We're back on **Shark Tank** tomorrow at **9/8c** and we just launched an exciting new test campaign to allow anyone to invest in us just like Robert Herjavec. We founded Keen Home to help people like you live more comfortable and energy efficient lives, now we're exploring the possibility of giving everyone—not just professional investors—the opportunity to take a small ownership piece of the company.



Invest in Keen Home, just like Robert Herjavec

New funding will help us with:

- Product enhancements and more partner integrations
- Product extensions like new faceplate and different Smart Filter models
- Increasing manufacturing capacity to meet growing demand
- New sales and marketing initiatives to grow the business
- Future product development
- Expanding customer service and building a community of influencers

This isn't an offer to invest (yet), but we do want to understand if you would be interested in participating. If there is broad interest, and our board approves it, we may file official paperwork with the Securities and Exchange Commission to pursue this new funding option that will let you own stock in Keen Home.

Learn More



We're back on ABC Shark Tank! Friday at 9/8c

We're back on Shark Tank this Friday! Be sure to tune in to see what happened that time Robert Herjavec dropped by our office. Our CEO wrote a blog post about what has changed since he went on Shark Tank for the first time over a year ago.

Read The Blog Post



Smart Vent Updates

Our team has been working around the clock to make everyone's Smart Vent Systems even better. Here's what we have been working on:

- Fixed a bug that was causing schedules to not execute in a subset of systems
- Created a repeater device type that can be viewed in "Connected Devices"
- Auto-mode now automatically balances airflow throughout the home.
- Pushed out a Smart Bridge firmware update that added reliability and stability.
- Vent movement commands are now more reliable.
- Lots of progress on Ecobee support (more on this later)

Tonight is the last opportunity to get Smart Vents for only $79! Individual Smart Vents will go up by $5 for 4" sizes and $10 for 6" sizes.

Buy Now

KEEN
home

Follow Us

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

You are receiving this email because you opted in on our website or requested to be added by a member of the Keen Home team.

Our mailing address is:
Keen Home
320 West 37th Street, 15th floor
New York, NY 10018

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Seed Invest 2

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Hi << Test First Name >>,

Hope you are well! You previously reached out to us expressing interest in Keen Home investment opportunities and we promised to get back to you if an opportunity arose. We're happy to announce that we recently launched an exploratory campaign with SeedInvest to gather investment interest from the general public.

Ryan, Will, and I founded Keen Home three years ago to help homeowners live more comfortable and energy efficient lives. We have long been firm believers that great solutions come out of great ideas and the coalescence of feedback from the community a product is built for. It makes sense that our very own customers should have the opportunity to own a piece of the company that is building those solutions.

Learn More

New funding will help Keen Home with:

- New sales and marketing initiatives to increase brand/product awareness and increase revenue
- Product enhancements and more partner integrations
- Product extensions like new faceplate designs and different Smart Filter models
- Increasing manufacturing capacity to meet growing demand
- Future product development

This isn't an offer to invest (yet), but I do want to understand if you would be interested in participating. If there's broad interest, we may file official paperwork with the Securities and Exchange Commission (SEC) to pursue this new funding option that will let you own stock in Keen Home.

Click here to indicate your interest in investing in Keen Home.

Warm Regards,

Nayeem Hussain
CEO & Co-Founder, Keen Home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

Smart Filter + SeedInvest Newsletter | Winner

‹ Back to combinations

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KEEN
home

Hi << Test First Name >>,

Hot on the heals of our Shark Tank update, during which Robert was excited to learn about our new Smart Filter, we have a brand new blog post explaining what it is, why it is important, and when you can expect to get your hands on it. Plus, we're still testing the waters for crowd-sourced investment.


KEEN

Cleaner air with Keen Home Smart Filters

The CDC estimates that about 1 in every 12 people (approx. 25 million people) has asthma, and the EDC cites poor indoor air quality as a top environmental health problem. To help solve this issue facing families around the world, we developed the Keen Home Air Filter. It's the world's first smart air purification system made for the most logical location in a home - it's air vents.

Read all about our innovative approach to indoor air quality in our latest blog post.

Read The Blog Post



Message To SeedInvestors

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Hi << Test First Name >>,

It's been a little over two weeks since we first launched our testing the waters campaign with SeedInvest and the response has been absolutely incredible. Thanks to you and your fellow interested investors we have already collected over **$9.5 million** in indicated investment interest. We have been absolutely floored by your enthusiasm for this opportunity.

You may not realize it, but we're the first smart home company – and one of the first companies period – to pursue funding in this way. There have been plenty of crowdfunding projects for specific products over the years, but never have non-accredited investors had an opportunity to invest in the future of a private company like ours. Again, we're thrilled to have you with us on this journey.

I wanted to reach out today both to thank you for indicating your interest and to let you know about an exciting development here at Keen Home. Our latest blog post was all about our upcoming product, the Smart Filter. According to the EPA, poor indoor air quality is the country's top environmental health problem. Keen Home's Smart Filter will bring effective, high quality, and smart air purification to the most logical location in a home –it's air vents. With Smart Filters installed in Smart Vents, you'll not only have a more comfortable and efficient home, but a healthier one as well. Smart Filters protect against:

- Pollen
- Lint
- Household dust
- Dust mit debris
- Mold spores

You can read the full post here. If you haven't done so already, you'll find more original content, important business announcements, and company news by joining our mailing list. Be sure to follow us on Medium as well. Both are great resources for all things Keen Home.

I hope you will tell your friends about our campaign and encourage them to learn about our company. The more interest we receive, the more likely we are to pursue this funding path.

Tell your friends on Twitter

If you ever have any questions please don't hesitate to reach out. We're just an email away.

Sincerely yours,

Nayeem

Co-Founder & CEO of Keen Home

KEEN home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind.

Message To SeedInvestors #2

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Hi << Test First Name >>,

I hope you had a great Memorial Day weekend. In the event that you have not been tracking our campaign, I'm proud to announce that we have successfully raised over **$12 million** in indicated investment interest. We are certainly pleased with this continued momentum and the overall progress of our Testing the Waters campaign. I heartily thank you for your support.

If you aren't on our mailing list or following us on Medium or Facebook, you may have missed our latest update regarding our upcoming wooden faceplates, called Arbor. We are especially proud of these beautifully designed faceplates because they embody Keen Home's commitment to creative engineering and aesthetic design. You can read the full blog post here.

We also announced that we're nearing the end of our first 30,000 units of inventory! It's been an amazing 6 months and we are humbled by the response the Smart Vent has received. Not many hardware startups sell through their first 10,000 units in their first year (and many more don't even make it to market); we've hit 3X that mark in half the time.

The next few months will be spent expanding Smart Vent distribution channels and launching our Smart Filter and Arbor products.

If you haven't done so already, don't forget to tell your friends about our campaign and encourage them to learn about our company.

Please help us spread the word on Twitter and Facebook!

If you ever have any questions please don't hesitate to reach out. We're just an email away.

Sincerely yours,

Nayeem
Co-Founder & CEO of Keen Home

KEEN home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

SeedInvest Update #5

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Hi << Test First Name >>,

It's been a few weeks since I last checked in, but that's because the team has been working overtime on a handful of exciting developments.

Ecobee thermostat integration--by far our most requested integration--is well on it's way to completion. This past week we deployed updates to our backend architecture that will allow us to support the Ecobee3 and Ecobee temperature sensors distributed throughout a home. In parallel we have been working on Keen Home app improvements to support Ecobee3 and are in the midst of developing room-by-room thermostat functionality to allow homeowners to control their Smart Vents as they do their thermostat. We anticipate that this integration alone will significantly expand our user base.

Smart Filters are also right around the corner. We're on track to start shipping the first 4"x10" Smart Filters to customers next week. This will mark a milestone for us as a company: Smart Filters are our second official product and our first product to support recurring revenue through its associated subscription plan, Keen Home Air Care™. We'll start next week by first shipping Smart Filter hardware, followed shortly after with the launch of Air Care™.

Lastly, the first batch of pre-orders are coming to a close this weekend. On Monday, our Smart Vent System pre-order discount will reduce and the shipping window for this new batch will extend to Winter 2016. We will at the same time introduce Smart Vent Trim Kits™ to our online store. Trim Kits are adapters that reduce the size of duct openings to allow Smart Vents to adapt to a variety of new sizes. Homeowners will be able to purchase Trim Kits in 4"x14", 6"x14", 8"x10", 8"x12", 8"x14", 10"x10", and 12"x12" sizes.

We know all of you are looking forward to the opportunity to invest in our company, so you will be happy to hear that my Co-Founder Ryan and I are making good progress on Keen Home's SEC filing. This means that we can soon turn our testing the waters campaign with SeedInvest into a fully-blown Series A round. We'll announce when everything is finalized and we can start accepting official reservations for investment. Until then, keep telling your friends about us and our SeedInvest campaign. If you haven't done so already, follow us on Twitter and like our Facebook page. Both are great places to get the latest daily and weekly updates from us.

As always, if you ever have any questions please don't hesitate to reach out.

Regards,
Nayeem
Co-Founder & CEO of Keen Home

PS
Ryan published an excellent blog post last week about hardware startups and big-box retailers--check it out!

KEEN

home

Keen Home Inc. ("Keen Home) is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required governmental or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

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Message To SeedInvestors #3

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Hi << Test First Name >>,

Just a quick update this week. If you didn't receive our latest newsletter, you probably missed our update that we're temporarily sold out of Smart Bridges and every Smart Vent size except 4"x10". Nayeem and Ryan wrote a blog post reflecting on what it means to sell out as a hardware startup. You can read the full post here.

This milestone comes just in time just in time for Father's Day, so we're taking $20 off every 4x10 vent in our store while inventory remains. This is a great deal if you are looking to expand your existing Smart Vent System or want to give Smart Vents a try on the SmartThings or Lowe's Iris platforms. Take advantage of our Father's Day promotion here.

We'll be opening pre-orders for the next production run of Smart Vents and Smart Bridges next week and we have some exciting announcements planned for the rest of the summer, including an update on the

[TEST] Indicate Interest in the Future of Security
SeedInvest
Sent: Tuesday, August 16, 2016 at 5:10 PM
To: Alexandra Tynion

seedinvest
Weekly Deal Newsletter

Now Accepting Indications of Interest

Knightscope

Autonomous security robots that helps keep communities safe and secure.

Both the Knightscope K5 (outdoors) and Knightscope K3 (indoors) operate autonomously (meaning not remote-controlled) within a geo-fenced area and provide alerts generated by 360-degree HD video and thermal imaging as well as people, license plate and signal detection.

Learn More

Company Highlights

- First to market in commercializing Autonomous Technology in real world application with real customers at scale
- $7 per hour Machine-as-a-Service vs. $25 per hour human guard
- Targeting $500 Billion Global Security Market; Partnered with top 2 largest private security companies in the U.S. (Allied Universal and Securitas)
- Strategic investors include NTT DOCOMO, Konica Minolta, Flextronics, NetPosa and Silicon Valley Bank

This is a potential investment opportunity under Regulation A.

LEARN MORE

Accepting Investments

DSTLD

Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials.

Learn More

Recent Company Updates:

- Site Visits: Record week of +33,000 visits
- Sales: Record week of +$110,000 gross sales (August 2-8)
- Sales: Record day of +$22,000 gross sales (August 5)
- Last week, Ryan Feit, CEO of SeedInvest and Mark Lynn, CEO of DSTLD, sat down with Pimm Fox on Taking Stock to chat about DSTLD's equity crowdfunding campaign and the next wave of private investing. (5:15 mins in) Listen Here

SeedInvest @SeedInvest · Apr 29

Become a shark like @roberttherjavec and indicate your interest in @KeenHome at seedinvest.com/keenhome/serie... #SharkTank


KEEN

1 2

[TEST] Invitation to Private Investor Webinar

SeedInvest

Sent: Thursday, September 8, 2016 at 12:43 AM

To: Alexandra Tynion

Accepting Indications of Interest

Knightscope

Autonomous security robots that help keep communities safe and secure.

$26M of indications of interest from 1,000K investors Learn More

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent.

$19.5M of indications of interest from 2,700K investors Learn More

This is a potential investment opportunity under Regulation A.

8tracks and DSTLD are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission (the Commission) under Tier II of Regulation A. A copy of their Final Offering Circulars which form a part of their Offering Statements may be found below:

8tracks: https://www.seedinvest.com/8tracks/series.a/filing

DSTLD: https://www.seedinvest.com/DSTLD/series.a/filing

Keen Home and Knightscope are testing the waters with SeedInvest to gauge market demand from potential market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Commission and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

SwitchPitch (SwitchPitch, Inc.) is offering securities under Regulation CF through SI Portal, LLC ("SI Portal"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained from https://www.seedinvest.com/mf.fire/seed/filing.

SI Portal is an affiliate of SeedInvest Technology, LLC, and a FINRA/SEC registered funding-portal, located at 222 Broadway, 19th Floor, New York, NY 10038. SI Portal does not provide investment advice related to issuers or their offerings, or an assessment of any characteristic of the issuer, its business plan, its management or risks associated with an investment. In addition, SI Portal will receive cash compensation equal to 5.00% of the value of the securities sold and equity compensation equal to 5.00% of the number of securities sold. Investments made under Regulation CF involve a high degree of risk and those investors who cannot afford to lose their entire investment should not invest. Furthermore, the Company's profile and accompanying offering materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. Investors should review the risks and disclosures on the Company's profile. The contents of the Company's profile are meant to be a summary of the information found in the Company's Form C. Before making an investment decision, investors should review the Company's Form C for a complete description of its business and offering information.

[TEST] Last Month to Invest in WayBetter

SeedInvest

Sent: Tuesday, September 13, 2016 at 9:02 PM

To: Alexandra Tynion

You forwarded this message on 9/13/16, 9:07 PM.

Accepting Indications of Interest

Knightscope

Autonomous security robots that help keep communities safe and secure.

$29M+ of indications of interest from 1,000K investors Learn More

Targeting to start operating in 10 new California locations in the coming weeks

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent.

$20M+ of indications of interest from 2,700K investors Learn More

Smart Filters are now available for pre-order. Smart Filters provide room-by-room air purification where it matters most: your home's air vents.

This is a potential investment opportunity under Regulation A.

8tracks and DSTLD are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission (the Commission) under Tier II of Regulation A. A copy of their Final Offering Circulars which form a part of their Offering Statements may be found below:

8tracks: https://www.seedinvest.com/8tracks/series.a/filing

DSTLD: https://www.seedinvest.com/DSTLD/series.a/filing

Keen Home and Knightscope are testing the waters with SeedInvest to gauge market demand from potential market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Commission and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

SwitchPitch (SwitchPitch, Inc.) is offering securities under Regulation CF through SI Portal, LLC ("SI Portal"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained from https://www.seedinvest.com/mf.fire/seed/filing.

SI Portal is an affiliate of SeedInvest Technology, LLC, and a FINRA/SEC registered funding-portal, located at 222 Broadway, 19th Floor, New York, NY 10038. SI Portal does not provide investment advice related to issuers or their offerings, or an assessment of any characteristic of the issuer, its business plan, its management or risks associated with an investment. In addition, SI Portal will receive cash compensation equal to 5.00% of the value of the securities sold and equity compensation equal to 5.00% of the number of securities sold. Investments made under Regulation CF involve a high degree of risk and those investors who cannot afford to lose their entire investment should not invest. Furthermore, the Company's profile and accompanying offering materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. Investors should review the risks and disclosures on the Company's profile. The contents of the Company's profile are meant to be a summary of the information found in the Company's Form C. Before making an investment decision, investors should review the Company's Form C for a complete description of its business and offering information.

Two Deals Closing, Last Chance to Invest

SeedInvest

Sent: Thursday, October 13, 2016 at 6:21 PM
To: Team

DSTLD

Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials. Learn More.

Accepting Indications of Interest

Knightscope

Autonomous security robots providing advanced detection capabilities at $7 per hour - aiming to define the future of security. Learn More.

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent. Learn More.

Likeable Local

Cross-channel, social media automation software built for small businesses. Learn More.

[TEST] 3 Days Left to Invest in 8tracks

SeedInvest

Sent: Wednesday, October 19, 2016 at 9:42 AM

To: Alexandra Tynion

DSTLD

Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials. Learn More.

Accepting Indications of Interest

Knightscope

Autonomous security robots providing advanced detection capabilities at $7 per hour - aiming to define the future of security. Learn More.

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent. Learn More.

Likeable Local

Cross-channel, social media automation software built for small businesses. Learn More.

8tracks, DSTLD, and WayBetter are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission (the Commission) under Tier II of Regulation A. A copy of their Final Offering Circulars which form a part of their Offering Statements may be found below:

8tracks: https://www.seedinvest.com/8tracks/series.a/filing

DSTLD: https://www.seedinvest.com/DSTLD/series.a/filing

WayBetter:https://www.seedinvest.com/waybetter/series.b/filing

Wolfprint 3D, Inc. ("Wolfprint 3D") is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securites, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at https://www.seedinvest.com/wolfprint.3d/seed/disclosures

SwitchPitch ("SwitchPitch, Inc.") is offering securities under Regulation CF through SI Portal, LLC ("SI Portal"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained from https://www.seedinvest.com/switchpitch/seed/disclosures SI Portal is an affiliate of SeedInvest Technology, LLC, and a FINRA/SEC registered funding-portal, located at 222 Broadway, 19th Floor, New York, NY 10038. SI Portal does not provide investment advice related to issuers or their offerings, or an assessment of any characteristic of the issuer, its business plan, its management or risks associated with an investment. In addition, SI Portal will receive cash compensation equal to 5.00% of the value of the securities sold and equity compensation equal to 5.00% of the number of securities sold. Investments made under Regulation CF involve a high degree of risk and those investors who cannot afford to lose their entire investment should not invest. Furthermore, the Company's profile and accompanying offering materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. Investors should review the risks and disclosures on the Company's profile. The contents of the Company's profile are meant to be a summary of the information found in the Company's Form C. Before making an investment decision, investors should review the Company's Form C for a complete description of its business and offering information.

Keen Home, Knightscope, Inc., and Likeable Local are "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

[TEST] Sustainable Urban Farming - Newsletters

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[TEST] Sustainable Urban Farming

SeedInvest

Sent: Monday, October 31, 2016 at 6:41 PM

To: Alexandra Tynion

Accepting Investments

DSTLD

Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials. Learn More.

Offered through SI Securities

SwitchPitch

An online platform changing how big and small companies work together ...the LinkedIn for business development. Learn More.

Offered through SI Portal

Wolfprint 3D

Bringing real people into virtual reality by building a global network of 3D scanners and a database of 3D scans. Pioneering social VR. Learn More.

Offered through SI Securities

Accepting Indications of Interest

Knightscope

Autonomous security robots providing advanced detection capabilities at $7 per hour - aiming to define the future of security. Learn More.

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent. Learn More.

Click & Grow

Creator of a sustainable plant cultivation technology that automatically allows everyone to grow fresh food. Learn More.

[TEST] SwitchPitch Closes Today

SeedInvest

Sent: Thursday, November 17, 2016 at 9:52 AM

To: Alexandra Tynion

Accepting Indications of Interest

Knightscope

Autonomous security robots providing advanced detection capabilities at $7 per hour - aiming to define the future of security. Learn More.

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent. Learn More.

Click & Grow

Creator of a sustainable plant cultivation technology that automatically allows everyone to grow fresh food. Learn More.

Are You an Entrepreneur Looking to Raise Capital?

CONNECT WITH A SEEDINVEST TEAM MEMBER

DSTLD is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission (the Commission) under Tier II of Regulation A. A copy of their Final Offering Circulers which form a part of their Offering Statements may be found below:

DSTLD: https://www.seedinvest.com/DSTLD/series.a/filing

Wolfprint 3D, Inc. ("Wolfprint 3D") is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securites, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at https://www.seedinvest.com/wolfprint.3d/seed/disclosures

SwitchPitch ("SwitchPitch, Inc.") is offering securities under Regulation CF through SI Portal, LLC ("SI Portal"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained from https://www.seedinvest.com/switchpitch/seed/disclosures SI Portal is an affiliate of SeedInvest Technology, LLC, and a FINRA/SEC registered funding-portal, located at 222 Broadway, 19th Floor, New York, NY 10038. SI Portal does not provide investment advice related to issuers or their offerings, or an assessment of any characteristic of the issuer, its business plan, its management or risks associated with an investment. In addition, SI Portal will receive cash compensation equal to 5.00% of the value of the securities sold and equity compensation equal to 5.00% of the number of securities sold. Investments made under Regulation CF involve a high degree of risk and those investors who cannot afford to lose their entire investment should not invest. Furthermore, the Company's profile and accompanying offering materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. Investors should review the risks and disclosures on the Company's profile. The contents of the Company's profile are meant to be a summary of the information found in the Company's Form C. Before making an investment decision, investors should review the Company's Form C for a complete description of its business and offering information.

Keen Home, Knightscope, Inc., and Click & Grow are "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

[TEST] Keen Home is Now Accepting Reservations

SeedInvest

Sent: Tuesday, November 22, 2016 at 12:24 PM

To: Alexandra Tynion

You forwarded this message on 11/22/16, 12:33 PM. Show Forward

You forwarded this message on 11/22/16, 12:43 PM. Show Forward

Traveling Spoon connects travelers with private, authentic food experiences - from meals to market tours to cooking classes - with locals in their homes. Learn More.

Keen Home

Making the core systems of the home smarter, starting with the world's first smart home air vent. Learn More.

Accepting Indications of Interest

WoofbertVR

An arts education virtual reality company, providing access to art and culture, including museums, architectural and historic sites. Learn More.

Knightscope

Autonomous security robots providing advanced detection capabilities at $7 per hour - aiming to define the future of security. Learn More.

Click & Grow

Creator of a sustainable plant cultivation technology that automatically allows everyone to grow fresh food. Learn More.

Are You an Entrepreneur Looking to Raise Capital?

CONNECT WITH A SEEDINVEST TEAM MEMBER
